THE PRUDENTIAL SERIES FUND

Stock Index Portfolio

Supplement dated August 14, 2009 to the
Statement of Additional Information (SAI) dated May 1, 2009

This supplement sets forth certain changes to the SAI of The Prudential Series Fund (the Fund) dated May 1, 2009 with respect to the indicated Portfolios of the Fund. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Fund’s Prospectus and SAI and should be retained for future reference.

The section appearing in Part I of the SAI entitled “Management & Advisory Arrangements—Fee Waivers/Subsidies” is hereby revised by deleting the first and second paragraphs of this section, as well as the table entitled “Fee Waivers & Expense Limitations,” and substituting the following new discussion and table:

PI may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio’s return.

Effective as of July 1, 2009, PI voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These expense limitations do not include the Rule 12b-1 fee and the administration fee applicable to Class II shares. The expense limitations may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
Stock Index	Limit Portfolio expenses to 0.75%

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